                                                                    Exhibit 99.2



                                  CERTIFICATION

                   PURSUANT TO 18 UNITED STATES CODE SS. 1350


                  The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                         /s/ Richard F. Hobbs
                                ------------------------------------------------
                                Name:    Richard F. Hobbs
                                Title:   Vice President, Chief Financial Officer
                                            & Treasurer
                                Date:    August 13, 2002



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